Summary Prospectus
Multifactor Bond Fund
March 1, 2019, as supplemented through December 27, 2019
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information (SAI), reports to shareholders and other information about the Fund online at http://hosted.rightprospectus.com/RIC/. You can also get this information at no cost by calling 1-800-787-7354 or by sending an e-mail to: service@russellinvestments.com. For other information please call 1-800-787-7354. The Fund's Prospectus and SAI, both dated March 1, 2019, as supplemented through December 27, 2019, are all incorporated by reference into this Summary Prospectus.

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or your financial intermediary, such as your investment adviser, broker-dealer, bank or insurance company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If supported by your financial intermediary, you may elect to receive shareholder reports and other Fund communications from your financial intermediary electronically. Please contact your financial intermediary for more information.

You may elect to receive all future shareholder reports in paper free of charge. If you purchase Shares of a Fund through a financial intermediary, please contact your financial intermediary to inform them that you wish to continue receiving paper copies of your shareholder reports. If you hold your account directly with the Funds, please call 800-787-7354 to make this election. Your election to receive reports in paper will apply to all Russell Investment Company Funds and other funds you hold with your financial intermediary.
Class/Ticker: A/ RMHAX, C/ RMHCX, C1/RMHOX, E/ RMHEX, M/ RMHTX, P/ RMHPX, R6/ RMHRX, S/ RMHSX, T/ RMHHX, Y/ RMHYX
Class C1, Class P and Class T Shares are not currently being offered to investors and are not available for sale in any state.
Investment Objective (Non-Fundamental)

The Fund seeks to provide total return.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class S Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Investments Funds. In addition, certain Financial Intermediaries (as defined below in the Additional Information section) may impose different sales loads and waivers. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges and More About Deferred Sales Charges sections and Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers and Discounts, beginning on pages 53, 57 and 79, respectively, of the Prospectus, and in the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 17, of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C, E, M, P, R6, S, Y	Class C1	Class T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None	2.50%
Maximum Deferred Sales Charge (Load)*	1.00%	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
*	The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#
	Advisory Fee	Distribution (12b-1) Fees (including shareholder services fees of 0.25% for Class C1 Shares)	Other Expenses (including shareholder services fees of 0.25% for Class C and Class E Shares)	Total Annual Fund Operating Expenses	Less Fee Waivers and Expense Reimbursements	Net Annual Fund Operating Expenses
Class A Shares	0.15%	0.25%	0.51%	0.91%	(0.20)%	0.71%
Class C Shares	0.15%	0.75%	0.76%	1.66%	(0.20)%	1.46%
Class C1 Shares	0.15%	1.00%	0.51%	1.66%	(0.20)%	1.46%
Class E Shares	0.15%	None	0.76%	0.91%	(0.20)%	0.71%
Class M Shares	0.15%	None	0.51%	0.66%	(0.35)%	0.31%
Class P Shares	0.15%	None	0.36%	0.51%	(0.22)%	0.29%
Class R6 Shares	0.15%	None	0.36%	0.51%	(0.22)%	0.29%
Class S Shares	0.15%	None	0.51%	0.66%	(0.20)%	0.46%
Class T Shares	0.15%	0.25%	0.51%	0.91%	(0.20)%	0.71%
Class Y Shares	0.15%	None	0.31%	0.46%	(0.20)%	0.26%
#	Until February 29, 2020, Russell Investment Management, LLC (“RIM”) has contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.26% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.
Until February 29, 2020, Russell Investments Fund Services, LLC (“RIFUS”) has contractually agreed to waive 0.15% of its transfer agency fees for Class M Shares and 0.02% of its transfer agency fees for Class P and Class R6 Shares. These waivers may not be terminated during the relevant period except with Board approval.
“Other Expenses” are based on estimated amounts for the current fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

	1 Year	3 Years
Class A Shares	$445	$635
Class C Shares	$149	$504
Class C1 Shares	$249	$504
Class E Shares	$ 73	$270
Class M Shares	$ 32	$176
Class P Shares	$ 30	$141
Class R6 Shares	$ 30	$141
Class S Shares	$ 47	$191
Class T Shares	$321	$513
Class Y Shares	$ 27	$127
For the Share Class listed below, you would pay the following if you did not redeem your Shares:
	1 Year	3 Years
Class C1 Shares	$149	$504
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is new and has no Shares outstanding, it does not have a portfolio turnover rate at this time.
Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in bonds.
Russell Investment Management, LLC (“RIM”) seeks to achieve the Fund's investment objective by managing the Fund's overall exposures (such as duration, sector, industry, region, currency, credit quality, yield curve positioning or interest rates). The Fund’s exposures are monitored and analyzed relative to the Bloomberg Barclays Global Aggregate Bond Index (USD-Hedged) and RIM tilts the Fund’s exposures by over or underweighting any of the portfolio’s characteristics relative to the Bloomberg Barclays Global Aggregate Bond Index (USD-hedged) over the short, intermediate or long term.  RIM utilizes a variety of quantitative inputs and qualitative investment information and analysis in the management of the Fund to assess Fund characteristics and identify a portfolio which it believes will provide the desired exposures. After RIM has determined the Fund's desired exposures, RIM invests the Fund's assets in a variety of instruments, including securities of issuers in a variety of sectors of the fixed income market and fixed income currency derivatives, in order to reflect those desired exposures.  RIM may replicate indexes or may utilize techniques such as optimization and/or substitution of index constituents to seek to efficiently gain desired portfolio exposures.
The Fund may invest in (1) U.S. and non-U.S. corporate debt securities, (2) Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations) and (3) fixed income securities issued or guaranteed by the U.S. government, non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality. The Fund may invest in debt securities that are rated below investment grade (commonly referred to as “high-yield” or “junk bonds”) and in “distressed” debt securities. The Fund may invest in currency futures and options on futures, forward currency contracts, currency swaps and currency options for speculative purposes or to seek to protect a portion of its investments against adverse currency exchange rate changes. The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund’s use of derivatives may cause the Fund’s investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund’s total investment exposure exceeding the value of its portfolio. The duration of the Fund's portfolio will typically be within one year of the duration of  the Bloomberg Barclays Global Aggregate Bond Index (USD Hedged), but may vary up to two years from the Index's duration. The Fund may invest in mortgage related securities, including mortgage-backed securities. A portion of the Fund’s net assets may be illiquid. The Fund may invest in variable and floating rate securities. The Fund invests in non-U.S. debt securities, including developed and emerging market debt securities, some of which may be non-U.S. dollar denominated. The Fund considers the following countries to have developed markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. As a general rule, the Fund considers emerging market countries to include every other country. The Fund may enter into repurchase agreements. The Fund may invest in commercial paper, including asset-backed commercial paper. The Fund usually, but not always, exposes a portion of its cash to changes in interest rates or market/sector returns by purchasing fixed income securities and/or derivatives, which typically include exchange traded fixed income futures contracts, to be announced (“TBA”) securities and swaps. Please refer to the “Investment Objective and Investment Strategies” section in the Fund's Prospectus for further information.
Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
•	Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. RIM utilizes a variety of quantitative inputs and qualitative investment information and analysis in the management of the Fund. If the quantitative inputs are not predictive or qualitative assessments are incorrect, the Fund may underperform. The securities or instruments selected for the Fund’s portfolio may not perform as RIM expects. and security or instrument selection risk may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. Exposure tilts may be ineffective and RIM’s judgments regarding perceived market risks and opportunities may be incorrect. There is no guarantee that RIM will effectively assess the Fund’s portfolio characteristics and it is possible that its judgments regarding the Fund’s exposures may be incorrect. In addition, actions taken to actively manage overall Fund exposures, including risk, may be ineffective and/or cause the Fund to underperform.
•	Index-Based Investing. Index-based strategies may cause the Fund's returns to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the portion of the Fund's portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.
•	Quantitative Investing. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s overall exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies.
•	Fixed Income Securities. Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investments in fixed income securities could lose money. In addition, the Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Fixed income securities may be downgraded in credit rating or go into default.
•	Non-Investment Grade Debt Securities (“High Yield” or “Junk Bonds”). Non-investment grade debt securities involve higher volatility and higher risk of default than investment grade bonds.
•	Distressed Securities. Investments in distressed securities inherently have more credit risk than investments in non-distressed issuers. In the event that an issuer of distressed securities defaults or initiates insolvency proceedings, the Fund may lose all of its investment.
•	U.S. and Non-U.S. Corporate Debt Securities Risk. Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk, and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose the Fund to greater risk than investments in U.S. corporate debt securities.

•	Government Issued or Guaranteed Securities, U.S. Government Securities. Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.
•	Money Market Securities (Including Commercial Paper). Prices of money market securities generally rise and fall in response to interest rate changes.
•	Asset-Backed Commercial Paper. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper.
•	Variable and Floating Rate Securities Risk. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general.
•	Mortgage-Backed Securities. Mortgage-backed securities may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The underlying assets may default or decline in quality or value.
•	Asset-Backed Securities. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.
•	Repurchase Agreements. Repurchase agreements are subject to the risk that the sellers may not be able to pay the agreed-upon repurchase price on the repurchase date.
•	Non-U.S. and Emerging Markets Securities. Non-U.S. securities have risks relating to political, economic and regulatory conditions in foreign countries. The risks associated with non-U.S. securities may be amplified for emerging markets securities.
•	Currency Risk. Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
•	Yankee Bonds and Yankee CDs. Issuers of Yankee Bonds and Yankee CDs are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks.
•	Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
•	Currency Trading Risk. Currency trading strategies may involve instruments that have volatile prices, are illiquid or less liquid or create economic leverage. Forward currency contracts are subject to the risk that, should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
•	Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. Such events and conditions may adversely affect the value of the Fund’s investments, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
•	Illiquid Investments. An illiquid or less liquid investment may be difficult to sell quickly and at a fair price, which could cause the Fund to realize a loss on the investment if it was sold at a lower price than that at which it had been valued.

•	Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
•	High Portfolio Turnover Risk. The Fund may engage in active and frequent trading, which may result in higher portfolio turnover rates, higher transaction costs and realization of short-term capital gains that will generally be taxable to shareholders as ordinary income.
•	Large Redemptions. The Fund is expected to be used as an investment by certain funds of funds and in asset allocation programs and may have a large percentage of its Shares owned by such funds or held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions, among other negative consequences.
•	Global Financial Markets Risk. Global economies and financial markets are becoming increasingly interconnected and conditions (including recent volatility and instability) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
•	New Fund Risk. The Fund is a new Fund. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. Investors may be required to liquidate or transfer their investments at an inopportune time.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
Because the Fund is new, performance history and average annual returns for the Fund are not included in this Prospectus. Performance history and average annual returns for the Fund will be included in the Prospectus after the Fund has been in operation for one calendar year.
Management

Investment Adviser
The Fund’s investment adviser is RIM.
Portfolio Manager
Keith Brakebill, a Senior Portfolio Manager, has primary responsibility for the management of the Fund. Mr. Brakebill has managed the Fund since the Fund’s inception.
Additional Information

How to Purchase Shares
Unless you are eligible to participate in a Russell Investments employee investment program, Shares are only available through a select network of banks (including bank trust departments), registered investment advisers, broker-dealers and other financial services organizations (collectively, “Financial Intermediaries”). Certain Classes of Shares may only be purchased by specified categories of investors and are only offered by certain Financial Intermediaries. There is currently no required minimum initial investment for Class A, Class C, Class E, Class M, Class P, Class R6, Class S or Class T Shares. For Class Y Shares, there is a $10 million minimum initial investment for each account in each Fund. However, for Class Y Shares there is no required minimum initial investment for specified categories of investors. Each Fund reserves the right to close any account whose balance falls below $500 and to change the categories of investors eligible to purchase its Shares.

For more information about how to purchase Shares, please see Additional Information about How to Purchase Shares in the Funds' Prospectus.
How to Redeem Shares
Shares may be redeemed through your Financial Intermediary on any business day of the Funds (defined as a day on which the New York Stock Exchange (“NYSE”) is open for regular trading). Redemption requests are processed at the next net asset value per share calculated after a Fund receives an order in proper form as determined by your Financial Intermediary. Redemption requests must normally be received by a Fund or a Fund agent prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) on a business day of the Fund, in order to be processed at the net asset value calculated on that day. Because Financial Intermediaries and Fund agents may have earlier redemption order cut off times to allow them to deliver redemption orders to the Fund prior to the Fund’s order transmission cut off time, please ask your Financial Intermediary what the cut off time is. Please contact your Financial Intermediary for instructions on how to place redemption requests.
For more information about how to redeem Shares, please see Additional Information about How to Redeem Shares in the Funds' Prospectus.
Taxes
Unless you are investing through an IRA, 401(k) or other tax-advantaged retirement account, distributions from a Fund are generally taxable to you as either ordinary income or capital gains.
For more information about these and other tax matters relating to each Fund and its shareholders, please see Additional Information about Taxes in the Funds' Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of a Fund through a broker-dealer or other Financial Intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s Web site for more information.
For more information about payments to broker-dealers and other Financial Intermediaries please see Distribution and Shareholder Services Arrangements and Payments to Financial Intermediaries in the Funds' Prospectus.

36-08-597 (1219)